Exhibit 99.1

Counting on STERIS

SG Cowen Healthcare Conference

Boston, MA

March 16, 2005

Forward-Looking Statements

Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filings on Forms 10-K and 10-Q and in its earnings release dated January 26, 2005. Further, these forward-looking statements speak only as of March 16, 2005. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Overview

Reasons to Consider STERIS

1. We are a market leader

2. Strong underlying industry demand

3. Stable company with strong financial position

Solid cash generation

Low debt levels

Consistently high gross margins

4. Substantial opportunities for growth in new markets and geographies

5. Consistent revenue stream, with 55% recurring revenues through the sale of consumables and service

5 reasons

Our Evolution

INITIAL GROWTH

ACQUISITIONS

REORGANIZATION

1987 Start up

STERIS 1995

STERIS 2000

STERIS Today

Leader in Technologies to Control Infection and Contamination

$1 billion

Positioned For Growth

High Arching Vision

AT STERIS WE HAVE A VISION

To See The World Free From Infection And Contamination

Only 1 Company Like This

We have a unique product offering

Capital Equipment

Consumables

Service

This balanced revenue stream allows us:

A stronger competitive position

Protection from capital spending cycles

Higher margins from consumables and service

The ability to offer customers a total solution

Balanced Revenue Stream

Service 30%

Consumables 25%

Capital 45%

55% Recurring Revenues

Where you will find STERIS

Healthcare (Hospitals and Surgical Centers)

OR and Critical Care

Sterile Processing of Surgical Instruments

Caregiver Skin Care Products

Life Sciences (Pharma Production & Research, Defense)

Pharmaceutical Production Facilities

Research Labs

Defense and Industrial

STERIS Isomedix Services (Contract Sterilization)

Single-use Medical Devices

Personal Care Products

Packaging, Lab Glassware

Healthcare 69%

Isomedix 8%

Life Sciences 23%

Strategic Direction

Key Growth Drivers

Sustainable Profitable Growth

Market Growth

Improve Execution

3 drivers

Diversify Revenue

Key Market Growth Drivers

Healthcare:

Organic growth of 5-7%

Drivers = aging population, surgical procedure growth, hospital spending on construction, concerns over hospital acquired infections

Life Sciences:

Organic growth of 8-10%

Drivers = aging population, drug consumption, ongoing investment in drug production (new and generic), increased FDA pressure on cleaning validation

Isomedix:

Organic growth of 5-7%

78 million baby boomers

Drivers = medical device consumption, sterilization outsourcing

Actions to Improve Execution

We have a focused initiative underway that will change the culture and the way we do business by transforming our:

Business Processes

Becoming a market-led organization

Focusing on lean operations

Management Processes

Improving planning, talent and performance management

Mindsets & Behaviors

Embracing a singular culture “The STERIS Way”

1 approach

Our Growth Strategy

Diversify revenue stream by product, service, market and geography

1. Increase recurring revenues

2. Leverage our channel

3. Introduce new technologies

4. Adapt our technologies

5. Expand internationally

2.8 million cubic ft. decontaminated

Recent Strategic Actions

Acquisition of Albert Browne Limited—September 2004

Offers biological and chemical indicators (consumables) Products are used with capital equipment

Acquisition of Cosmed Group, Inc.—January 2005

Contract sterilization (services) Strengthens STERIS’s EtO position

Life Sciences Re-shaping—January 2005

Re-focusing the business on STERIS core strengths

Will be divesting $60-$70 million in lower margin product lines

$37 million acquired

Why own STERIS?

1. Market leader

2. Growing markets

3. Strong financial position

4. Substantial opportunities

5. Consistent revenue stream

5 reasons to invest